UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 13, 2011

ACNB Corporation

(Exact name of Registrant as specified in its charter)

Pennsylvania	0-11783	23-2233457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Lincoln Square, Gettysburg, PA	17325
(Address of principal executive offices)	(Zip Code)

717.334.3161

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

ITEM 5.02             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Customary Arrangements of Certain Officers.

The Registrant and its wholly-owned subsidiary, Russell Insurance Group, Inc. (“RIG”), entered into an Employment Agreement (the “Agreement”) with Frank C. Russell, Jr., RIG’s President and Chief Executive Officer, dated as of January 13, 2011. The material terms of the Agreement are summarized as follows:

1.               Mr. Russell shall serve as President and Chief Executive Officer of RIG.

2.               The initial term of the Agreement is three (3) years beginning on January 1, 2011.  The Agreement shall automatically renew for additional one (1) year terms at the end of the initial three (3) year term and on each anniversary date unless notice is given by either party at least ninety (90) days prior to the termination of the then current term.

3.               The Agreement shall terminate automatically for:

a.               “Cause”, as defined in the Agreement, and upon written notice from the Board of Directors of RIG to Mr. Russell; or,

b.              Upon voluntary termination of the Agreement by Mr. Russell without “Good Reason”, as defined in the Agreement, or upon nonrenewal of the Agreement.

4.               If the Agreement is terminated by RIG without “Cause” or by Mr. Russell for “Good Reason”, Mr. Russell shall be entitled to receive the lesser of one (1) times his annual base salary or the amount to be paid over the remaining term of the Agreement subject to the limits of federal excise taxes and 280G of the Internal Revenue Code.

5.               Mr. Russell shall receive an annual base salary of $300,000, subject to customary withholdings and taxes, which may be increased from time to time.

6.               Mr. Russell shall receive an annual incentive bonus each year in accordance with a schedule, vacation and/or paid time off, as well as is entitled to participate in employee benefit plans.

7.               If Mr. Russell becomes disabled and cannot perform his job functions for greater than ninety (90) days, then the Agreement shall terminate.

8.               The Agreement contains certain customary confidentiality and non-competition provisions.

For further information, please refer to the copy of the Agreement filed herewith as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01                                       Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Employment Agreement among ACNB Corporation, Russell Insurance Group, Inc. and Frank C. Russell, Jr. dated as of January 13, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

ACNB CORPORATION
(Registrant)

Dated: January 19, 2011	/s/ Lynda L. Glass
Lynda L. Glass
Executive Vice President & Secretary

EXHIBIT INDEX

EXHIBIT NO.

99.1	Employment Agreement among ACNB Corporation, Russell Insurance Group, Inc. and Frank C. Russell, Jr. dated as of January 13, 2011.